UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of

earliest event reported):

July 22, 2015

WORLD OMNI AUTOMOBILE LEASE SECURITIZATION TRUST 2015-A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

Delaware

(State or other jurisdiction of incorporation or organization)

333-203470-02

(Commission File Number)

90-0399122

(Registrant’s IRS Employer Identification No.)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 22, 2015, World Omni Financial Corp. (“World Omni”) and World Omni Auto Leasing LLC (the “Depositor”) entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Mitsubishi UFJ Securities (USA), Inc. as underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $687,590,000 aggregate principal balance of various classes of Asset-Backed Notes, Series 2015-A, to be issued by World Omni Automobile Lease Securitization Trust 2015-A (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of June 17, 2015, as will be amended and restated by the Amended and Restated Trust Agreement, to be dated as of July 29, 2015, each  by and between the Depositor and U.S. Bank Trust National Association, as owner trustee. The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase all of the Notes (defined below) if any of the Notes are purchased. World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form S-3 (Commission File No. 333-203470). It is anticipated that the Notes will be issued on or about July 29, 2015.

Item 8.01.	Other Events.

The registrant has filed a final prospectus supplement, dated July 22, 2015, setting forth a description of the collateral pool and the structure of $103,000,000 aggregate principal amount of the Class A-1 Asset-Backed Notes (the “Class A-1 Notes”), $150,000,000 aggregate principal amount of the Class A-2a Asset-Backed Notes (the “Class A-2a Notes”), $120,000,000 aggregate principal amount of the Class A-2b Asset-Backed Notes (the “Class A-2b Notes” and, together with the Class A-2a Notes, the “Class A-2 Notes”), $213,590,000 aggregate principal amount of the Class A-3 Asset-Backed Notes (the “Class A-3 Notes”), $72,770,000 aggregate principal amount of the Class A-4 Asset-Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), and $28,230,000 aggregate principal amount of the Class B Asset-Backed Notes by the Trust.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Kirkland & Ellis LLP, dated as of July 24, 2015, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of July 24, 2015, with respect to tax matters.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Leasing LLC
(Depositor)

By:	/s/ Bryan Romano
Name:	Bryan Romano
Title:	Assistant Treasurer

Dated: July 24, 2015

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EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Kirkland & Ellis LLP, dated as of July 24, 2015, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of July 24, 2015, with respect to tax matters.

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